UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2016

TECNOGLASS INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores, Barranquilla, Colombia

(Address of Principal Executive Offices) (Zip Code)

(57)(5) 3734000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 11, 2016, the Audit Committee of the Board of Directors of Tecnoglass Inc. (the “Company”) and management, after a discussion with PricewaterhouseCoopers Ltda., the Company’s independent registered public accounting firm (“PWC”), determined that the Company’s previously-filed audited financial statements for the fiscal years ended December 31, 2014 and 2013 (the “Prior Audited Financial Statements”) and its previously-filed quarterly reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015 (collectively the “Quarterly Financial Statements”) should no longer be relied upon (PWC was the independent registered public accounting firm for all of the aforementioned periods except for the fiscal year ended December 31, 2013 which was audited by Marcum LLP). The Company will file a separate Annual Report on Form 10-K for 2013 in order to address the restatement associated with that period.

In preparing the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, the Company identified the following non-cash errors: (1) in the way the Company had accounted for the fair value of the Company´s warrants exercised for the ordinary shares during the three month period ended September 30, 2015, (2) in the classification and presentation of deferred tax assets and liabilities, (3) in the classification of its shipping and handling costs, (4) in the presentation of related party revenue on consolidated statements of operations and comprehensive income, as to separate it from third party revenue, (5) in the classification of purchases and sales of investments in the consolidated statements of cash flows and (6) in the resulting EPS derived from the mentioned changes (those that impacted its calculation). The corrections of these errors (with the exception of “(1)” as described above) are being addressed within the 2015 Annual Report on Form 10-K (and corresponding 2014 period) and the amended quarterly reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015 and September 30, 2015 (and the corresponding 2014 periods).

In relation to the non-cash errors not previously disclosed on the Form 8-K filed on April 6, 2016, these were part of the continued assessment being performed at the time in association with the audit of the Company´s 2015 Annual Report. Despite the fact that on a consolidated basis, these non-cash errors are considered material from a balance sheet and a consolidated statement of operations perspective, they will not have any impact in the Company´s Total Cash Flow from Operating Activities.

Additionally, in the above referenced Form 8-K filing, the Company addressed the fact that it was, in conjunction with its independent registered public accounting firm, reviewing the accounting for its “earnout shares”. After further review, it was determined that these “earnout shares” were accounted for incorrectly and as such, are being corrected for the periods specified within the first paragraph of this filing. As with the previous identified errors, this is a non-cash item that will be recorded as a liability with the changes in fair value recognized each period through the income statement. The change, however, will not have any impact on the Company´s Total Cash Flow from Operating Activities. Management is working diligently to finalize the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2015. The Company expects to complete such filing well before the June 17th target date stipulated within the Notice from NASDAQ as further explained in the Report on Form 8-K dated April 18, 2016. In accordance with accounting guidance presented in ASC 250-10 and SEC Staff Accounting Bulletin No. 99,Materiality, the Company’s management assessed the materiality of the errors on a consolidated manner and concluded they were material to the Prior Audited Financial Statements and the Quarterly Financial Statements. Accordingly, investors should no longer rely upon such above-referenced financial statements.

Management is assessing the effect and the impact of the above matters on its conclusion on internal control over financial reporting as of December 31, 2015. The Company will report its conclusion regarding the Company’s internal control over financial reporting and the effectiveness of its disclosure controls and procedures in the 2015 Form 10-K.

This Current Report on Form 8-K contains “forward-looking” statements, as that term is defined under the federal securities laws. Forward-looking statements include, among others, statements about the Company’s plans to restate its consolidated financial statements and amend prior SEC filings, the timing of such restatement, and the restatement’s effect on the Company’s prior consolidated financial statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on the Company’s current assumptions, expectations, and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties, and changes in circumstances that may cause actual results, performance, or achievements to differ materially from those expressed or implied in any forward-looking statement, including, among others, the timing and nature of the final resolution of the accounting issues discussed in this Current Report on Form 8-K; any delay in the filing of required periodic reports with the SEC; whether a restatement of financial results will be required for other accounting issues for the same or other periods in addition to the restatement currently expected by management; additional uncertainties related to accounting issues generally; and adverse effects on the Company’s business as a result of the restatement process. In addition, please refer to the risk factors contained in the Company’s SEC filings. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, the Company assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2016

TECNOGLASS INC.

By:	/s/ Jose M. Daes
Name: Jose M. Daes Title: Chief Executive Officer